COPYRIGHT © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All rights reserved spglobal.com/marketintelligence 1 Sachem Capital Corp. NYSEAM:SACH FQ3 2025 Earnings Call Transcripts Wednesday, November 5, 2025 1:00 PM GMT S&P Global Market Intelligence Estimates -FQ2 2025- -FQ3 2025- -FY 2025- -FY 2026- CONSENSUS ACTUAL SURPRISE CONSENSUS CONSENSUS CONSENSUS EPS (GAAP) 0.01 NA NA 0.01 0.03 NA NA 0.07 Revenue (mm) 11.30 NA NA 10.87 45.01 NA NA 44.27 Currency: USD Consensus as of Nov-05-2025 5:01 PM GMT - EPS (GAAP) - CONSENSUS ACTUAL SURPRISE FQ3 2024 0.10 (0.13) NM FQ4 2024 (0.47) (0.79) NM FQ1 2025 (0.06) 0.00 NM FQ2 2025 0.01 0.02 100.00 % EXHIBIT 99.2

Contents COPYRIGHT © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All rights reserved spglobal.com/marketintelligence 2 Table of Contents Call Participants .................................................................................. 3 Presentation .................................................................................. 4 Question and Answer .................................................................................. 8

SACHEM CAPITAL CORP. FQ3 2025 EARNINGS CALL NOV 05, 2025 Copyright © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All Rights reserved. spglobal.com/marketintelligence 3 Call Participants EXECUTIVES Jeffery C. Walraven Executive VP & CFO John L. Villano Founder, Chairman, President & CEO Unknown Executive ANALYSTS Christopher Whitbread Patrick Nolan Ladenburg Thalmann & Co. Inc., Research Division Gaurav Mehta Alliance Global Partners, Research Division Unknown Analyst

SACHEM CAPITAL CORP. FQ3 2025 EARNINGS CALL NOV 05, 2025 Copyright © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All Rights reserved. spglobal.com/marketintelligence 4 Presentation Operator Greetings, and welcome to the Sachem Capital Corp. Third Quarter 2025 Earnings Conference Call. [Operator Instructions] As a reminder, this conference is being recorded. It is now my pleasure to introduce your host, Armen Kassabian, Investor Relations. Thank you, sir. You may begin. Unknown Executive Good morning, and thank you for joining Sachem Capital Corp.'s Third Quarter 2025 Earnings Conference Call. On the call from Sachem Capital today is Chief Executive Officer, John Villano, CPA; and Executive Vice President and Chief Financial Officer, Jeff Walraven. This morning, the company announced its operating and financial results for the quarter ended September 30, 2025. The press release is posted on the company's website, www.sachemcapitalcorp.com. In addition, the company filed its Form 10-Q today, which can be accessed on the company's website as well as the SEC's website at www.sec.gov. As a reminder, remarks made on today's conference call may include forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those discussed today. These include the risks detailed in our annual Form 10-K and this Form 10-Q, such as those related to nonperforming loans, credit losses and market conditions. We do not undertake any obligation to update our forward-looking statements in light of new information or future events. For a more detailed discussion of the factors that may affect the company's results, please refer to our earnings release for this quarter and to our most recent SEC filings. During this call, the company will be discussing certain non-GAAP financial measures. More information about these non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures are contained in our SEC filings. With that, I'll now turn the call over to John. John L. Villano Founder, Chairman, President & CEO Thank you, and thanks to everyone for joining us today. I will begin by reviewing our operating and portfolio activities for the third quarter and provide an update on our strategic progress. I will then turn the call over to Jeff to discuss our financial results and balance sheet. Then we will open the call to questions from our analysts. During the quarter, we continued working towards growing our lending platform while taking further steps to strengthen our financial position. Our efforts over the past year to protect our balance sheet have had a meaningful impact on stabilizing our portfolio while avoiding potentially dilutive financings. We are now well positioned for growth as opportunities arise. Building on the progress made in the first half of the year, in the third quarter, we remained focused on strengthening Sachem's balance sheet and improving liquidity. During the quarter, we fully repaid and delisted our SCCC 7.75% unsecured unsubordinated notes due September 30, 2025, utilizing proceeds from our recent senior secured private placement, availability on our revolving credit facility and loan repayments. The timely repayment of these notes reflect the strength of our balance sheet and underlying portfolio and enhance our financial flexibility. During the third quarter, our portfolio continued to perform in line with expectations. We still have approximately $104.1 million gross unpaid principal balance of nonperforming loans included in loans held for investment or $93 million net, down $15.5 million gross, $9 million net from the $119.6 million gross and $102 million net as of June 30, 2025. Our REO net increased nominally by $300,000 or 1.5% over the June 30 quarter. The quarter-over-quarter activity included our Urbane operations intentionally converting 2 land assets totaling $4.3 million into investment in developmental real estate entitled for multifamily development to be contributed to a significant development partner for an equity stake in the project. This was offset by $4.7 million of additions to REO, representing the culmination of lengthy foreclosure processes where we can now position the assets for sale. Resolving our NPLs and REO can be a difficult and lengthy process.

SACHEM CAPITAL CORP. FQ3 2025 EARNINGS CALL NOV 05, 2025 Copyright © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All Rights reserved. spglobal.com/marketintelligence 5 Our team's focus continues to make meaningful progress working through these legacy assets, which we believe is a critical step to facilitating further capital sourcing and ultimately, future portfolio and dividend growth. Interest charges and late fees collected on NPLs during our workout process totaled $2.35 million, consisting of $1.95 million of interest income and $396,000 of borrower charges and late fees. Our REO balance will continue to ebb and flow as NPLs are added and properties are sold. Subsequent to quarter end, reductions in REO are comprised of 2 building lots sold at par plus accrued interest totaling $226,000, a building lot under contract for $115,000, representing par plus accrued interest and a commercial office building under contract for $3.72 million with an expected closing in December of 2025. As of September 30, 2025, our book value was $2.47 per share, representing just a 2.8% decrease from June 30, 2025. Turning to Naples. We continue to actively manage our significant single borrower exposure in Southwest Florida. These are 2 cross- collateralized loans totaling approximately $50.4 million as of September 30, 2025, representing 13.4% of our outstanding mortgage loan portfolio. For reference, this compares to $55 million or 14% at year-end 2024. These loans remain in our nonperforming loan portfolio and on nonaccrual, which continues to weigh on monthly earnings by roughly $450,000, consistent with prior disclosures. As we've discussed on prior calls, this legacy 2021 investment has been challenged by permitting delays, the impact of 2 separate hurricanes, contractor and borrower performance issues and legal disputes involving the city of Naples and former capital partners. The mediation event that we indicated on last quarter's conference call with the former capital partner holding the second lien position, a claim set aside multiple times in bankruptcy court, but kept alive through repeated appeals was postponed and is now scheduled for Friday, November 7. A constructive outcome at mediation would clear the path to resolution. First, the sale of the remaining completed condominium units; second, the completion of an additional 4-unit condominium building on site; and third, the development or sale of the other site. Based on our current assessment, we continue to believe the consolidated cross-collateralized value of the assets exceeds our carrying value on these loans. We can't control the weather or the court and mediation calendar, but we can control our discipline. Our priorities remain the same: protect principal first, then monetize value. We will keep you apprised as we reach milestones and following the November 7 mediation, we'll evaluate the fastest, most economical path to resolution. As previously disclosed, we have 4 development initiatives managed by Urbane, our in-house construction and development platform, our Westport, Connecticut office asset with an approved residential component and 3 single-family residences in Coconut Grove, Florida. Execution remained on plan this quarter. In Westport, we continue to advance leasing discussions to increase occupancy. On a GAAP basis, the office assets are generating approximately $1.3 million of annual rental income. The residential component, 10 homes, including 2 affordable units remains fully entitled and is progressing through the development planning phase. In Coconut Grove, construction is proceeding as scheduled. One residence is expected to reach substantial completion in the mid- fourth quarter 2025, with remaining 2 scheduled for completion in the first half of 2026. In addition to these developments, Urbane is actively working across our REO portfolio to identify and convert selected assets into higher-value development opportunities, including pursuing incremental entitlements and where appropriate, continuing or initiating construction to enhance value. Additionally, at quarter end, we had invested an aggregate of $33.7 million in projects managed by Shem Creek Capital through 6 investment funds, excluding our $5 million in the Shem Creek Capital Manager. As a reminder, Shem Creek Capitalis a commercial real estate finance platform that provides debt capital solutions to multifamily properties and allows us to participate in multifamily finance with strong borrower sponsorship. During the 9 months ended September 30, 2025, these funds and manager investments generated approximately $4.1 million in revenue, of which $1.1 million was for the current quarter ended September 30, representing an attractive low-risk double-digit yield. Turning to the macro environment. Our industry continues to navigate a mix of cautious sentiment and persistent challenges. The Federal Reserve has recently implemented its second rate cut this year, lowering the target range to 3.75% to 4% and market expectations incorporate another 0.25 point cut before year-end. While this provides some relief to borrowing costs, medium- and longer-term rates remain elevated, keeping affordability stretched and existing home sales well below historical averages. Renting

SACHEM CAPITAL CORP. FQ3 2025 EARNINGS CALL NOV 05, 2025 Copyright © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All Rights reserved. spglobal.com/marketintelligence 6 continues to offer a meaningful cost advantage over homeownership as new construction continues to face headwinds from higher costs, tighter credit conditions and ongoing permitting hurdles. While these conditions have weighed on origination activity and contributed to ongoing elevated NPLs and REO, they also continue to create opportunities for experienced lenders like Sachem to provide flexible capital solutions in areas where traditional financing remains limited. Our pipeline of new opportunities remain strong, and we are well positioned to capitalize on them as the market adjusts to this evolving environment. We remain committed to our disciplined approach in evaluating new loans, maintaining our focus on single-family and multifamily residential assets in markets with strong underlying fundamentals. Our underwriting standards continue to emphasize highly experienced and creditworthy sponsors. Our post-COVID era loan originations continue to perform exceptionally well. As we move into the end of 2025, we remain confident in our strategic direction and our ability to capitalize on the opportunities ahead. We will continue to focus on working through our legacy REO and NPL assets while pursuing accretive growth opportunities that align with our risk management principles. We are very excited about the opportunities ahead. And with that, I will now turn the call over to Jeff. Jeffery C. Walraven Executive VP & CFO Thank you, John. I'll now walk you through Sachem Capital's financial highlights for the quarter and year-to-date. I'll start with 3 takeaways upfront. First, sequential quarterly revenue improved. Second, credit costs moderated as reserves stepped down. And third, we efficiently repaid the September bond maturity while extending duration and keeping liquidity intact. As to our results and revenue mix, total revenue for the quarter was $12 million versus $14.8 million in the third quarter of '24 and up 11.4% from $10.8 million in the second quarter of '25. The revenue mix this quarter was $8.3 million of interest income on loans, $2 million of loan fees, $1.1 million from LLC investments, $0.1 million from other investment income and $0.5 million of other income. The year-over-year decline reflects a smaller performing loan portfolio and a higher nonaccrual mix. The sequential quarter lift alternatively reflects modest growth in average loan performing balances and steady fee generation. Lastly, gains on equity securities of $1.36 million sit below operating income. Two quick pieces of color on the above. Our loan yield on average performing loan balance of roughly $268 million for the quarter, our effective interest rate was approximately 12.4%, which is consistent with the performing loan return profile in this rate environment. Inside the $2 million of loan fees, we recognized $0.84 million of origination modification fees, $0.19 million of extensions and $0.48 million of late and other fees. Now speaking to expenses and the bottom line. Quarterly operating expenses were $12.4 million, down from $19.6 million a year ago. The big swing factor was the provision for credit losses, which fell to $0.8 million from $8.1 million as last year's reserve build gave way to a steadier credit cadence. Interest expense was $6.6 million. Compensation and benefits were $2.3 million, reflecting team rebuild costs and onetime bonuses of about $0.4 million noted in the filing. We delivered GAAP net income of $1 million. But after the $1.1 million of Series A preferred dividends, net loss to common shares was $0.12 million or $0.00 per share, a sharp improvement from the $0.13 loss per share in the prior year quarter. Sequentially versus the second quarter, revenue rose 11.4%. Interest expense increased as we shifted the funding mix around the September maturity. Compensation and benefit impacts are the same as previously noted. G&A was up due to increased spend on the cost of maintaining REO properties and all other expenses normalized after adjusting for the second quarter benefit in the loans held- for-sale valuation line. On a net-net basis, it was a noisier expense quarter, but a cleaner revenue base. Now taking a look at credit portfolio mix and other activity. We ended the quarter with 119 first lien loans, $375.2 million gross principal and $361.7 million, net after $11.1 million of allowance and net of deferred fees. The weighted average contractual rate, including the default rate was 13.21%, and the weighted average remaining term is 6 months. Our property mix was 54% residential, 30% commercial, 12% mixed-use and 4% land. Geography remains diversified with the concentrations in Connecticut and Florida of 31% and 26%, respectively, of outstanding principal. Principal on our nonaccrual loans was $104.1 million, down from $119.6 million at June 30 as cash resolutions and migrations to REO outpaced additions.

SACHEM CAPITAL CORP. FQ3 2025 EARNINGS CALL NOV 05, 2025 Copyright © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All Rights reserved. spglobal.com/marketintelligence 7 Our allowance for credit losses on loans ended at $11.1 million or approximately 3% of unpaid principal, down from the $17.6 million at second quarter, chiefly due to charge-offs on assets moving into REO and reserve rightsizing as individual loan files progressed. REO totaled $18.9 million across 19 properties. Loans held for sale were $8.8 million net. That ebb and flow is intentional as we utilize every traditional strategy to protect principal and monetize value. In third quarter, we disbursed $44.7 million, collected $40.7 million and converted $10.9 million of principal to REO through foreclosure, blocking and tackling as we work these legacy files while underwriting and funding new disciplined business. Additionally, during third quarter, we extended terms, a weighted average of 10 months on $29 million of loans, generally to bridge permit, lease-up and construction timing. These extensions were done to safeguard collateral when repayment visibility is intact. Our Shem Creek LLC funds and manager investments contributed $1.1 million of income in the quarter on carrying value of $38.6 million at quarter end. These positions continue to generate attractive double-digit returns for Sachem. Looking at our balance sheet, capital funding and liquidity. Our balance sheet is straightforward with total assets at $484.4 million, liabilities at $308.8 million, resulting in asset to liability coverage of approximately 1.57x. Cash at quarter end was $11.2 million. In September, we retired in full the 7.75% FCCC notes at stated maturity of $56.3 million and opportunistically repurchased $0.6 million of other unsecured notes during the quarter, recording a small gain on the extinguishment. To fund the FCCC notes AC maturity without stressing originations, we drew an additional $40 million on our 9.875% senior secured notes due 2030. $10 million remains undrawn and available through May 15, 2026. As a result, quarter-over-quarter, unsecured notes decreased by $56.5 million, senior secured notes increased by $40 million, repurchase agreements fell $6.6 million and the Needham line rose $6.5 million. Further on our credit facilities and related covenants, our Needham revolver -- on our Needham revolver, we have $32.7 million outstanding at prime minus 25 basis points, 7.0% at 9/30, secured by pledged and assigned assets of $90.6 million, with customary covenants, including 150% average asset coverage test. On our senior secured notes due 2030, we have $90 million outstanding at 9.875% fixed, secured by pledged and assigned assets of $183.4 million gross value or $153.2 million net after note agreement required valuation limits and haircuts with standard leverage liquidity covenants and a 1% commitment fee on the undrawn $10 million. On our Churchill repo, we had a $7.8 million outstanding balance at an effective rate of 8.33%, secured by pledged and assigned assets of $30.7 million gross value. Subsequent to the quarter end, we have fully paid off our Churchill repo line and the pledged and assigned assets are being released. On all of our facilities, we were in compliance with covenants as of and for the 3 and 9 months ended September 30, 2025. Discussing our capital, our book value per common share was $2.47 at quarter end, down from $2.54 at June 30. The driver was simple. Preferred and common share aggregate dividends of approximately $3.5 million exceeded the quarter's GAAP breakeven net income. These dividends were declared by the Board and paid in September and were $0.05 per common share and $0.484375 per share on the 7.75% Series A preferred. For a reminder, the company's Board will address the fourth quarter dividend declaration and payment consideration in the first week of December 2025. This is consistent with the company's prior communication that the intended normal dividend cadence for both preferred and common will be addressed in March, June, September and December each year. Wrapping up this quarter's commentary, our management team remains focused on 3 levers: First, reduce our nonperforming loans and monetize REO; two, fund sound high-return loans against strong collateral; and third, manage our liquidity, leverage and debt maturities. This is how our business model works and how we intend to continue to restore faith in our book value and support the dividend framework going forward. I'll now turn the call back to John for closing comments. John L. Villano Founder, Chairman, President & CEO Thanks, Jeff. We continue to believe Sachem is well positioned as a leader in small balance real estate finance. Our key priorities are resolving our remaining REO and NPLs, further enhancing liquidity with the goal of capitalizing on our robust pipeline of opportunities to originate new loans that meet our underwriting standards. As markets normalize over time, we believe our disciplined approach will drive book value stability, support our dividend and deliver long-term value for our shareholders. Thank you, and we will now open the call to questions from our analysts.

SACHEM CAPITAL CORP. FQ3 2025 EARNINGS CALL NOV 05, 2025 Copyright © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All Rights reserved. spglobal.com/marketintelligence 8 Question and Answer Operator [Operator Instructions] Our first question comes from Christopher Nolan with Ladenburg Thalmann. Christopher Whitbread Patrick Nolan Ladenburg Thalmann & Co. Inc., Research Division On the Naples property, what amount of the nonaccruals does that account for? And if the mediation on Friday is favorable, could that impact the allowance? John L. Villano Founder, Chairman, President & CEO Chris, the Naples project is -- obviously, it's $50 million. It's approximately 14% of total loans and a very significant portion of our NPLs come just under half. But with respect to the mediation, our goal with the mediation is to secure the asset, right? We've done our best to protect asset value. Our borrower has kind of fallen off track. There is still some ongoing issues with second mortgage, which is comprised of former capital partners of our borrower. This mediation -- it's this Friday. It could be very significant to having Sachem take control of the asset and perhaps use the Urbane personnel to effectively manage and work through the sales process enables. We are considering if mediation goes well, a construction of what we call the South building, which we feel has strong marketability. It is a demand. Its price points are in line with the area, somewhat below what's going on in the area nowadays. But again, a lot depends on what happens on Friday. But I want to be clear. When we come out of that meeting on Friday, we will have a hard and fast route to resolving this issue. Christopher Whitbread Patrick Nolan Ladenburg Thalmann & Co. Inc., Research Division And then as a follow-up question for Jeff. Jeff, in your comments, did you mention that the net charge-offs in the quarter was due to loans heading into real estate owned? Jeffery C. Walraven Executive VP & CFO Yes, there was movement down into real estate owned. There's a schedule that is in the footnotes to -- it's in footnote 6 in REO in the [indiscernible]. And you can see there -- well, from a year-to-date perspective, charge-offs that went into REO was $8.3 million for specifically the, I guess, the quarter... Christopher Whitbread Patrick Nolan Ladenburg Thalmann & Co. Inc., Research Division I think it's... Jeffery C. Walraven Executive VP & CFO How much -- a good portion of that was in the quarter as there was a group of real estate that had moved into their plus, which monetizes or crystallizes actually the charge-offs that were previously in the CECL allowance. Operator [operator instructions] Our next question comes from Gaurav Mehta with Alliance Global Partners. Gaurav Mehta Alliance Global Partners, Research Division

SACHEM CAPITAL CORP. FQ3 2025 EARNINGS CALL NOV 05, 2025 Copyright © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All Rights reserved. spglobal.com/marketintelligence 9 I wanted to ask you on the loan disbursement. In the prepared remarks, you gave a number for the loan disbursed during the quarter. I wanted to get some details on that number. Was that for unfunded loan commitments? Or were there any new loan originations this quarter? Jeffery C. Walraven Executive VP & CFO There would be both. Gaurav Mehta Alliance Global Partners, Research Division Okay. And as far as the remaining unfunded commitment in your portfolio of around $47 million, what's the timing of that? Jeffery C. Walraven Executive VP & CFO It would stretch out legitimately on that. I mean the number of unfunded commitments ranging between, call it, mid-$45 million and -- $55 million is kind of consistent quarter-over-quarter as we continue to turn over the portfolio. So that $47 million is legitimately spread over the next 12 to 18 months. Gaurav Mehta Alliance Global Partners, Research Division Okay. And then lastly, on the new loan originations, can you provide some detail on where the yields are for the loans that you're looking at in the market? John L. Villano Founder, Chairman, President & CEO Our yields are -- our pricing of debt right now, we have not dropped yields with other market competitors. We are still able to earn our 12 and 2, perhaps maybe a little bit more. We don't feel the need that we need to discount. So our pricing is firm, and we'll need to stay firm, right? Our cost of debt has increased a bit, and we're not in a position where we can sit and discount our financing costs. Operator Our next question comes from Craig Kucera with Lucid Capital Markets. Unknown Analyst Jeff, I think you mentioned that some of your G&A items increased this quarter because you had to take on some additional expenses related to REO and managing that. Is it fair to assume that, that will be recurring? Jeffery C. Walraven Executive VP & CFO It really depends on the nature of the asset that has gone into REO. But yes, to the extent while REO balance stays where it is, but we're actively continuing to resolve that. We have a number of resolutions that are coming to a near end. But when it's in REO, we're -- we've got property taxes. We may have other preservation maintenance depending on where the property sits, how far along it was developed to make sure that there is no degradation of value. John L. Villano Founder, Chairman, President & CEO I'd like to add one thing to Jeff's comment. Craig, excuse me, I'd like to add one thing to Jeff's comment. While the movement to REO increased, we company-wide looked that as positive. This is the culmination of a long-term battle with our borrowers to get control of our assets. And while the markets look at REO as being absolutely terrible, right, it really is the light at the end of the tunnel for us because we can now work on those projects. We're situated in a great place with our Urbane unit to work through these. And we touched on a few of them during the call. And it's the only way and the quickest way of unlocking our capital is really to dump it into the REO. So we're quite excited that we have now clarity on a large chunk of those NPLs. Unknown Analyst

SACHEM CAPITAL CORP. FQ3 2025 EARNINGS CALL NOV 05, 2025 Copyright © 2025 S&P Global Market Intelligence, a division of S&P Global Inc. All Rights reserved. spglobal.com/marketintelligence 10 Got it. And sort of excluding what could possibly happen with the Naples properties and the mediation event here this Friday. What are your expectations for kind of working out some NPLs here over the next, call it, 3 to 6 months? John L. Villano Founder, Chairman, President & CEO Well, the process is ongoing. In a perfect sense, these things are resolved on the courthouse steps, right? And they don't come back. The NPL shows up, there's a cash infusion, whether there's a gain or a loss on the final tally, that's our best -- we'd like to see that first. The next best outcome is to gain control, like I mentioned. It is ongoing. There's a lot of activity in the pipeline. We will continue to see great improvement in the reduction of the NPLs. And I just want to be very clear, our post-COVID originations are not adding to the totals. So this is a finite number of issues that are going away, and there's really no new additions to the overall total. Operator We have reached the end of our question-and-answer session, which now concludes today's teleconference. You may disconnect your lines at this time. Thank you for your participation.

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